UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2024, Alisher Nurmat announced his intention to retire from his position of Vice President Accounting and Treasurer (and principal accounting officer) of Gevo, Inc. (the “Company”), effective November 21, 2024. Mr. Nurmat will provide transition assistance to the Company while a new principal accounting officer is put in place. Mr. Nurmat is retiring for personal reasons and not due to any disagreement with the Company on any matter relating to the Company’s operations, polices or practices.

On November 12, 2024, the Board of Directors of the Company (the “Board”) appointed Davaajargal (Sylvia) Gendenjamts as Vice President, Accounting and Treasurer of the Company, and also designated Ms. Gendenjamts as the Company’s principal accounting officer for SEC reporting purposes to succeed Mr. Nurmat, effective immediately.

Ms. Gendenjamts, age 53, previously served as the Director of Corporate Accounting for Pattern Energy Group from August 2019 to November 2024. Ms. Gendenjamts also previously served in various accounting roles for Hi-Crush Inc., ENGIE North America Inc., Headwaters, Inc. and ISG Resources, Inc. Ms. Gendenjamts holds a master’s degree in accounting from Brigham Young University and is an active Certified Public Accountant in the State of Texas.

As compensation in this role, Ms. Gendenjamts will receive an initial annual base salary of $260,000, subject to annual adjustment by the Company, and she is eligible to participate in the Company’s bonus and equity programs at the discretion of the Board.

There are no understandings or arrangements with any person pursuant to which Ms. Gendenjamts was appointed in this role, and she is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: November 13, 2024	By:	/s/ E. Cabell Massey
E. Cabell Massey Vice President, Legal and Corporate Secretary